UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 11, 2004

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                                Tegal Corporation
             (Exact name of Registrant as Specified in its Charter)


          Delaware                   000-26824                  68-0370244
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)

                          2201 South McDowell Boulevard
                           Petaluma, California 94955
                    (Address of Principal Executive Offices)

                                 (707) 763-5600
              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 11, 2004, Tegal Corporation (the "Company") issued its second quarter 2005 press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. On November 11, 2004, the Company held a conference call announcing its financial results for the second quarter 2005. The transcript of this conference call is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

      Exhibit No.       Description

         99.1           Press Release dated November 11, 2004

         99.2 Transcript of Tegal Corporation's second quarter 2005 conference call held on November 11, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2004                    TEGAL CORPORATION


                                            By:    /s/ Thomas R. Mika
                                                   -----------------------------
                                            Name:  Thomas R. Mika
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description

         99.1           Press Release dated November 11, 2004

         99.2 Transcript of Tegal Corporation's second quarter 2005 conference call held on November 11, 2004